SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

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Filed by a Party other than the Registrant	☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

THE LAZARD FUNDS, INC
(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York  10112

Dear Shareholder:

The Lazard Funds, Inc. (the "Fund") will hold a Special Meeting of Shareholders of the Lazard U.S. Equity Value Portfolio (the "Portfolio"), a series of the Fund, on May 1, 2012.  Shareholders of the Portfolio will be asked to approve a change in the subclassification of the Portfolio from a "diversified" fund to a "non-diversified" fund (the "Reclassification"), as such terms are defined in the Investment Company Act of 1940, as amended.

The accompanying Proxy Statement provides a detailed description of the proposed Reclassification.  Please take the time to read the enclosed materials.

The Fund's Board of Directors, at a meeting on March 15, 2012, unanimously approved the Reclassification.  Shareholders of record of the Portfolio as of April 5, 2012 will be entitled to vote at the meeting.  YOU SHOULD BE AWARE THAT LAZARD ASSET MANAGEMENT LLC, THE INVESTMENT MANAGER OF THE PORTFOLIO, OWNS A SUFFICIENT AMOUNT OF THE PORTFOLIO'S OUTSTANDING VOTING SECURITIES TO APPROVE THE PROPOSED RECLASSIFICATION AND HAS INDICATED THAT IT WILL VOTE IN FAVOR OF THE RECLASSIFICATION.  CONSEQUENTLY, NO FURTHER SHAREHOLDER ACTION IS REQUIRED IN ORDER TO AUTHORIZE THE RECLASSIFICATION AND YOU ARE NOT REQUIRED TO SEND US A PROXY, ALTHOUGH YOU MAY VOTE IF YOU WISH TO DO SO.

If you have any questions about the proposed Reclassification, please call (800) 823-6300.

Thank you for your continued investment with the Portfolio.

Sincerely,

Charles L. Carroll
President
The Lazard Funds, Inc

THE LAZARD FUNDS, INC.
Lazard U.S. Equity Value Portfolio
_____________________________________________

Notice of Special Meeting of Shareholders
_____________________________________________

To the Shareholders:

A Special Meeting of Shareholders of the Lazard U.S. Equity Value Portfolio (the "Portfolio"), a series of The Lazard Funds, Inc. (the "Fund"), will be held at the offices of Lazard Asset Management LLC (the "Investment Manager"), 30 Rockefeller Plaza, 58th Floor, New York, New York 10112, on May 1, 2012 at 3:00 p.m., local time, for the following purposes:

1.           To approve changing the subclassification of the Portfolio from a "diversified" fund to a "non-diversified" fund (the "Reclassification"), as such terms are defined in the Investment Company Act of 1940, as amended; and

2.           To transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

Shareholders of record of the Portfolio at the close of business on April 5, 2012 will be entitled to receive notice of and to vote at the meeting.  You should be aware that the Investment Manager of the Portfolio owns a sufficient amount of the Portfolio's outstanding voting securities to approve the proposed Reclassification and has indicated that it will vote in favor of the Reclassification.  Consequently, no further shareholder action is required in order to authorize the Reclassification and you are not required to send us a proxy, although you may vote if you wish to do so.  The Reclassification is expected to occur after the close of business on May 31, 2012 or shortly thereafter.

By Order of the Board,

Nathan A. Paul
Secretary
The Lazard Funds, Inc.

New York, New York
April 10, 2012

THE LAZARD FUNDS, INC.
Lazard U.S. Equity Value Portfolio

PROXY STATEMENT

Special Meeting of Shareholders
to be held on May 1, 2012

This Proxy Statement is furnished in connection with a Special Meeting of Shareholders (the "Meeting") of the Lazard U.S. Equity Value Portfolio (the "Portfolio") called by the Board of Directors (the "Board") of The Lazard Funds, Inc. (the "Fund") on Tuesday, May 1, 2012 at 3:00 p.m., local time, at the offices of Lazard Asset Management LLC (the "Investment Manager"), 30 Rockefeller Plaza, 58th Floor, New York, New York 10112, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.  Shareholders of record at the close of business on April 5, 2012 are entitled to receive notice of and to vote at the Meeting.

It is estimated that proxy materials will be mailed to shareholders of record on or about April 11, 2012.  The principal executive offices of the Fund are located at 30 Rockefeller Plaza, New York, New York 10112. Copies of the Fund's most recent Annual Report are available upon request, without charge, by writing to the Fund at 30 Rockefeller Plaza, New York, New York 10112 or by calling (800) 823-6300.

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders To Be Held on May 1, 2012

The following materials relating to this Proxy Statement are available at http://www.LazardNet.com/lam/us/proxy.shtml:

•           this Proxy Statement;

•           the accompanying Notice of Special Meeting of Shareholders;

•           information on how to obtain directions to attend the meeting in person;

•           proxy cards and any other proxy materials; and

•           the Fund's Annual Report for the fiscal year ended December 31, 2011.

PROPOSAL

Introduction

The Board has unanimously approved, and recommends that shareholders of the Portfolio approve, changing the subclassification of the Portfolio from a "diversified" fund to a "non-diversified" fund (the "Reclassification"), as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").  Generally, a fund that is non-diversified may invest a higher percentage of its assets in a smaller number of companies than a diversified fund.

Currently, the Portfolio invests primarily in equity securities, principally common stocks, of relatively large U.S. companies with market capitalizations generally in the range of companies included in the Russell 1000® Value Index (ranging from approximately $212.8 million to $425.5 billion as of March 4, 2011) at the time of initial purchase by the Portfolio that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.  The Board has approved changes to the Portfolio's investment strategy and policies to concentrate its investments in equity securities, principally common stocks, of U.S. companies of any market capitalization and typically invest in 15 to 35 companies with market capitalizations generally greater than $1 billion.  The Portfolio will seek to outperform broad-based securities market indices, such as the S&P 500® Index, the Russell 1000® Index and the Russell 3000® Index.  The Investment Manager will employ a philosophy for the Portfolio based on value creation through its process of bottom-up stock selection, and the Investment Manager will implement a disciplined portfolio construction process.  The Investment Manager's fundamental research will seek to identify investments typically featuring robust organic cash flow, balance sheet strength and operational flexibility.

For a diversified fund, at least 75% of the value of the fund's total assets must be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies and other securities of any one issuer limited to 5% of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.  A non-diversified fund is not subject to these requirements.  Section 13(a)(1) of the 1940 Act provides that shareholder approval is required for a fund to change its subclassification from diversified to non-diversified.

Because the Portfolio is expected to invest in a smaller number of issuers as a non-diversified fund than it does currently and than other, more diversified, investment portfolios, the Portfolio's net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio's investments consisted of securities issued by a larger number of issuers.

It should be noted that, as a non-diversified fund, the Portfolio would nonetheless remain subject to certain additional diversification requirements that apply to mutual funds under the Internal Revenue Code of 1986, as amended.  Thus, with respect to 50% of the Portfolio's total assets, the Portfolio may not invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer.  With respect to the remaining 50% of the Portfolio's total assets, the Portfolio may not invest more than 25% of its assets in any one issuer.  These requirements may limit the Portfolio's ability to concentrate its investments in as few as 15 companies as described above.  It also should be noted that, even if the Reclassification is approved, the Investment Manager may not operate the Portfolio as non-diversified at all times, depending on the Investment Manager's assessment of the investment opportunities available from time to time.

The Board has approved changing the Portfolio's name to "Lazard U.S. Equity Concentrated Portfolio" in connection with the effectiveness of the Reclassification and the investment strategy and policy changes discussed herein.  The Reclassification, as well as the Portfolio's name change and the changes to the Portfolio's investment strategy and policies described above, is expected to be effective as of May 31, 2012.  Also effective May 31, 2012, the Portfolio's portfolio managers will be Christopher H. Blake, Martin Flood and Andrew D. Lacey, and the limitations on the Portfolio's expenses will change as described in the following paragraph.

In connection with the changes to the Portfolio's investment strategy, the Investment Manager has agreed to waive its fee and, if necessary, reimburse the Portfolio from May 31, 2012 until June 1, 2013, to the extent Total Annual Portfolio Operating Expenses exceed .95% and 1.25% of the average daily net assets of the Portfolio's Institutional Shares and Open Shares, respectively, and from June 1, 2013 through April 30, 2021 to the extent Total Annual Portfolio Operating Expenses exceed 1.10% and 1.40% of the average daily net assets of the Portfolio's Institutional Shares and Open Shares, respectively.  Previously, the Investment Manager had agreed to waive its fee and, if necessary, reimburse the Portfolio until May 31, 2012, to the extent Total Annual Portfolio Operating Expenses exceed .75% and 1.05% of the average daily net assets of the Portfolio's Institutional Shares and Open Shares, respectively, and from June 1, 2012 through April 30, 2021, to the extent Total Annual Portfolio Operating Expenses exceed 1.10% and 1.40% of the average daily net assets of the Portfolio's Institutional Shares and Open Shares, respectively.  All limitations on Total Annual Portfolio Operating Expenses are exclusive of taxes, brokerage, interest on borrowings, fees and expenses of "Acquired Funds" and extraordinary expenses, and exclude shareholder redemption fees or other transaction fees.

*           *           *

Vote Required and the Board's Recommendation

Pursuant to Section 13(a)(1) of the 1940 Act, approval of the Reclassification requires the affirmative vote of a majority of its outstanding voting securities, as defined in the 1940 Act to mean the lesser of (i) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present (or represented by proxy), or (ii) more than 50% of the outstanding voting securities of the Portfolio.  You should be aware that the Investment Manager of the Portfolio owns a sufficient amount of the Portfolio's outstanding voting securities to approve the proposed Reclassification and has indicated that it will vote in favor of the Reclassification.  Consequently, no further shareholder action is required in order to authorize the Reclassification and you are not required to send us a proxy, although you may vote if you wish to do so.

ADDITIONAL INFORMATION

Service Providers

Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112, serves as the Investment Manager of the Portfolio.  The Investment Manager provides day-to-day management of the Portfolio's investments and assists in the overall management of the Fund's affairs.  The Investment Manager and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $141 billion as of December 31, 2011.  Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.  Additional information is available at www.LazardNet.com.

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as the Portfolio's administrator.

Lazard Asset Management Securities LLC, 30 Rockefeller Plaza, New York, New York 10112, acts as distributor for the Portfolio's shares.

Voting Information

The cost of preparing, assembling and mailing this Proxy Statement and the attached Notice of Special Meeting of Shareholders and the accompanying proxy cards, as well as any costs associated with the proxy solicitation, will be borne by the Portfolio.  In addition to the use of the mails, proxies may be solicited personally, by telephone or by e-mail (although, as explained elsewhere in this Proxy Statement, no solicitation of proxies is anticipated) and the Investment Manager may pay persons holding Portfolio shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy, by calling the toll-free telephone number provided above, or through the Internet or by attending the Meeting and voting in person.

If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Portfolio shares on a particular matter with respect to which the broker or nominee does not have a discretionary power) or is marked with an abstention (collectively, "abstentions"), the Portfolio shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  Abstentions will not constitute a vote in favor of a proposal.  For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

With respect to the Portfolio, 33-1/3% of the Portfolio's shares entitled to vote constitutes a quorum for the transaction of business at the Meeting.  Shareholders are entitled to one vote for each Portfolio share held and fractional votes for each fractional Portfolio share held.  If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies.  In determining whether to adjourn the Meeting, the following factors may be considered:  the percentage of votes actually cast, the percentage of favorable votes cast and the nature of any further solicitation.  Any adjournment will require the affirmative vote of a majority of those shares that are represented at the Meeting in person or by proxy.  Information as to the number of Portfolio shares outstanding and share ownership is set forth on Schedule 1 to this Proxy Statement.  The Portfolio's Institutional Shares and Open Shares will vote together on the proposal as a single class.

*           *           *

OTHER MATTERS

The Fund's Board is not aware of any other matters which may come before the Meeting.  However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to this Meeting, if any, must submit such proposals a reasonable period of time before the Fund begins to print and mail the proxy materials for such meeting.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Fund whether other persons are the beneficial owners of Portfolio shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of such shares.

Dated:  April 10, 2012

SCHEDULE 1

PERTAINING TO SHARE OWNERSHIP

Set forth below are those shareholders known by the Fund, if any, to own beneficially 5% or more of a class of the Portfolio's shares outstanding as of April 4, 2012.  As of April 5, 2012, there were 1,176,804 and 31,265 Institutional and Open Shares, respectively, of the Portfolio outstanding.

Name and Address	Percentage of Total Institutional Shares Outstanding

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	67%

SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	18%

SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	6%

Name and Address	Percentage of Total Open Shares Outstanding

Charles Schwab & Co., Inc. FBO Its Customers 101 Montgomery Street San Francisco, CA 94104	28%

National Financial Services LLC FEBO Marjorie L. Brown Bedford, OH	11%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	9%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	5%

National Financial Services LLC FEBO Sue Mathis 5 Terraza Drive Newport Beach, CA 92657-1510	5%

National Financial Services LLC Lehigh Hanson RSIP FBO Gary Emo 4326 Loveland Drive Liverpool, NY 13090-6862	5%

National Financial Services LLC FEBO Wegmans 401K Plan Camillus, NY	5%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	5%

PROXY TABULATOR
P.O. BOX 91121
FARMINGDALE, NY  11735

To vote by Internet
1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Go to website www.proxyvote.com.
3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Call 1-800-690-6903.
3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Lazard U.S. Equity Value Portfolio

When properly signed, the voting interest represented for this card will be voted as instructed below. If no instruction is given for the proposal, voting will be "FOR" the proposal.

1.
To approve changing the subclassification of Lazard U.S. Equity Value Portfolio of The Lazard Funds, Inc. from a "diversified" fund to a "non-diversified" fund, as such terms are defined in the Investment Company Act of 1940, as amended.

	For ☐	Against ☐	Abstain ☐

2.	To transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

Note:  Please sign exactly as name or names appear on this proxy.  If stock is held jointly, each holder should sign.  If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Signature [PLEASE SIGN WITHIN BOX]	DATE	Signature [PLEASE SIGN WITHIN BOX]	DATE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS:

THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT ARE AVAILABLE AT WWW.PROXYVOTE.COM.

LAZARD U.S. EQUITY VALUE PORTFOLIO

SPECIAL MEETING OF SHAREHOLDERS – MAY 1, 2012

The undersigned holder of shares of Lazard U.S. Equity Value Portfolio (the "Portfolio"), a series of The Lazard Funds, Inc. (the "Fund"), a Maryland corporation, hereby appoints Nathan A. Paul and Brian D. Simon, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Portfolio to be held at 30 Rockefeller Plaza, 58th Floor, New York, New York 10112, on Tuesday, May 1, 2012 at 3:00 p.m., and at any and all adjournments or postponements thereof, and thereat to vote all shares of the Portfolio which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on May 1, 2012

The following materials relating to this Special Meeting are available at http://www.LazardNet.com/lam/us/proxy.shtml:

•	the Proxy Statement;

•	the Notice of Special Meeting of Shareholders;

•	information on how to obtain directions to attend the meeting in person;

•	this proxy card and any other proxy materials;

•	the Fund's Annual Report for the fiscal year ended December 31, 2011.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSAL UNLESS OTHERWISE INDICATED.  BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED OR VOTE ELECTRONICALLY OR BY TELEPHONE.